Exhibit 21

LIST OF SUBSIDIARIES OF COMMUNITY HEALTH SYSTEMS, INC.
AS OF FEBRUARY 16, 2007

EACH SUBSIDIARY IS WHOLLY OWNED BY COMMUNITY HEALTH SYSTEMS, INC. UNLESS OTHERWISE INDICATED.

Community Health Systems, Inc. (DE)

CHS/Community Health Systems, Inc. (DE)

Community Health Systems Professional Services Corporation (DE)

Community Insurance Group, LTD. (Cayman Islands)

Community Health Systems Foundation (TN non-profit)

HealthTrust Purchasing Group, L.P. (DE)(25)

Pennsylvania Hospital Company, LLC (DE)

Pottstown Hospital Company, LLC (DE) — 99% (Hallmark Healthcare Corporation — 1%)
d/b/a Pottstown Memorial Medical Center; Pottstown Memorial Medical Center
Transitional Care Unit; Pottstown Memorial Medical Center Renal Care Unit;
Pottstown Memorial Medical Center Home Care; Coventry Medical Group; Tri-County
Laboratory; Pottstown Pathology Associates, Pottstown Psychiatric Associates,
Pottstown Emergency Medicine Associates; Schuylkill Valley Health System;
Pottstown Obstetrical Associates; Pottstown Oncology Associates

Pottstown Memorial Malpractice Assistance Fund, Inc. (PA non-profit)
Pennsylvania Medical Professionals, P.C. (PA — Pottstown physician-owned captive PC)
d/b/a Pottstown Pathology Associates; Pottstown
Psychiatric Associates; Pottstown Emergency Medicine Associates;
Brandywine Hospitalist Group; Medical Specialists of Northampton;
Pottstown Hospitalist Associates; Jennersville Hospitalist Associates;
Chestnut Hill Family Care Associates; Chestnut Hill Gynecology Oncology
Associates; Chestnut Hill Maternal Fetal Medicine Associates; Chestnut
Hill Community Medical Associates; Chestnut Hill OB/GYN Associates;
Hematology/Oncology Associates of Phoenixville; Chestnut Hill Hospital
Care Associates; Sunbury Anesthesia Group
Pottstown Clinic Company, LLC (DE) — 99% (Hallmark Healthcare Corporation — 1%)
Pottstown Imaging Company, LLC (DE) — 99% (Hallmark Healthcare Corporation — 1%)
d/b/a Pottstown Imaging Center
Phoenixville Hospital Company, LLC (DE) — 99% (Hallmark Healthcare Corporation — 1%)
d/b/a Phoenixville Hospital; Phoenixville Hospital Therapy & Fitness; Limerick Medical Center; Cardiothoracic Surgical Specialists

Phoenixville Hospital Malpractice Assistance Fund, Inc. (PA non-profit)
CHHS Holdings, LLC (DE) — 99% (Hallmark Healthcare Corporation — 1%)

Chestnut Hill Health System, LLC (DE)(18)

CHHS Hospital Company, LLC (DE)

d/b/a Chestnut Hill Hospital; Chestnut Hill
Family Practice
CHHS Development Company, LLC (DE)
CHHS Rehab Company, LLC (DE)

d/b/a Chestnut Hill Rehabilitation Hospital
CHHS ALF Company, LLC (DE)

d/b/a Springfield Residence; Evergreen Adult Day Program

Virginia Hospital Company, LLC (VA)

Petersburg Hospital Company, LLC (VA) — 99% (CHIC — 1%)
d/b/a Southside Regional Medical Center; Southside Regional
Medical Center — Renal Services; Southside Regional Medical Center Home
Health; Southside Rehabilitation Services (Petersburg location); Southside
Rehabilitation Services (Colonial Heights location); Southside Behavioral
Health Services; Southside Industrial Medicine; Southside Regional Medical
Center School of Nursing; Southside Regional Medical Center School of Radiation
Sciences; Southside Regional Medical Center Professional Schools

Colonial Heights Imaging, LLC (VA)(20)
Petersburg Clinic Company, LLC (VA) — 99% (CHIC — 1%)

d/b/a Southside Hospitalist Group; Southside Thoracic Surgery; Southside GI
Specialists; Health Care Plus
Community Health Investment Corporation (DE)

Marion Hospital Corporation (IL)
d/b/a: Heartland Regional Medical Center; Heartland Regional Medical Center
Home Health Agency

Heartland Regional Health System, LLC (IL)

Heartland Malpractice Assistance Fund, Inc. (IL non-profit)

Webb Hospital Corporation (DE)

Webb Hospital Holdings, LLC (DE)

Laredo Texas Hospital Company, L.P. (TX) — 99% LP (Webb Hospital
Corporation — 1% GP)
d/b/a: Laredo Medical Center; Laredo Medical Center Home Health; Laredo Medical Center Hospice; Laredo Home Medical Equipment; Laredo Home Infusion; LMC Ambulatory Care Center — North; LMC Outpatient Diagnostic Center; LMC Lamar Bruni Vergara Rehabilitation Center; LMC Child Care Center; LMC Outpatient Diagnostic Center — South; Zapata Minor Care Center; Zapata EMS; Zapata Medical Center

Laredo Texas Home Care Services Company, L.P. (TX) — 99% LP (Webb
Hospital Corporation — 1% GP)

CHS Holdings Corp. (NY)

Professional Account Services Inc. (TN)
d/b/a: Community Account Services, Inc. (only in the states of TX, AR, NM & CA)
Physician Practice Support, Inc. (TN)
Hartselle Physicians, Inc. (AL)
d/b/a: Family Health of Hartselle
Troy Hospital Corporation (AL)
d/b/a: Edge Regional Medical Center; Troy Regional Medical Center
Edge Medical Clinic, Inc. (AL)
Greenville Hospital Corporation (AL)
d/b/a: L.V. Stabler Memorial Hospital
Central Alabama Physician Services, Inc. (AL)
Community Health Network, Inc. (AL)
Eufaula Clinic Corp. (AL)
Eufaula Hospital Corporation (AL)
Foley Hospital Corporation (AL)

d/b/a: South Baldwin Regional Medical Center; South Baldwin Regional
Medical Center Home Health Agency
Foley Clinic Corp. (AL)
d/b/a: Orange Beach Family Practice

Greenville Clinic Corp. (AL)
Phillips Hospital Corporation (AR)
d/b/a Helena Regional Medical Center, Helena Regional Medical Center Home
Health Agency and Marvell Medical Clinic
Phillips Clinic Corp. (AR)
d/b/a Helena Medical Clinic
Harris Medical Clinics, Inc. (AR)
d/b/a: Harris Internal Medicine Clinic; Harris Pediatric Clinic
Forrest City Hospital Corporation (AR)

Forrest City Arkansas Hospital Company, LLC (AR)
d/b/a: Forrest City Medical Center
Ambulance Services of Forrest City, LLC (AR)
Bullhead City Hospital Investment Corporation (DE)(19)

Bullhead City Hospital Corporation (AZ)
d/b/a: Western Arizona Regional Medical Center; Western Arizona
Regional Medical Center Home Health Agency; Western Arizona Regional
Medical Center Hospice; W.A.R.M.C. Imaging Center
Bullhead City Clinic Corp. (AZ)
Bullhead City Imaging Corporation (AZ)

Silver Creek MRI, LLC (AZ)(1)
Mohave Imaging Center, LLC (AZ)(15)
Western Arizona Regional Home Health and Hospice, Inc. (AZ)
d/b/a: Mohave Home Health; Mohave Hospice
Payson Hospital Corporation (AZ)
d/b/a: Payson Regional Medical Center; Payson Regional Home Health Agency;
Payson Regional Medical Center Outpatient Treatment Center
Payson Healthcare Management, Inc. (AZ)
d/b/a: Payson Regional Bone & Joint
Hospital of Barstow, Inc. (DE)
d/b/a: Barstow Community Hospital
Barstow Healthcare Management, Inc. (CA)
Watsonville Hospital Corporation (DE)
d/b/a: Watsonville Community Hospital; Prime Health at Home; The Monterey
Bay Wound Treatment Center
Fallbrook Hospital Corporation (DE)
d/b/a: Fallbrook Hospital; Fallbrook Hospital Home Health; Fallbrook Hospital
Skilled Nursing Facility; Fallbrook Hospital Hospice
North Okaloosa Medical Corp. (FL)(2)

North Okaloosa Surgery Venture Corp. (FL)

Crestview Surgery Center, L.P.(TN)(3)

d/b/a Crestview Surgery Center (in Florida)
Crestview Hospital Corporation (FL)
d/b/a: North Okaloosa Medical Center; North Okaloosa Medical Center
Home Health; Gateway Medical Clinic; Hospitalist Services of Okaloosa
County; Baker Clinic; Baker Medical Clinic; Gateway Medical Clinic —
Baker; Bluewater Bay Medical Center; North Okaloosa Medical Center —
Transitional Care Unit

Crestview Professional Condominiums Association, Inc.
(FL non-profit)(21)

Gateway Medical Services, Inc. (FL)
North Okaloosa Clinic Corp. (FL)
d/b/a: Bluewater-Gateway Family Practice; Pinellas Physician Corporation
North Okaloosa Home Health Corp. (FL)
d/b/a: Okaloosa Regional Home Health Services
Lake Wales Hospital Corporation (FL)
d/b/a: Lake Wales Medical Centers; Lake Wales Medical Centers Extended Care Facility
Lake Wales Clinic Corp. (FL)
d/b/a: Surgical Consultants of Central Florida; Cypresswood Family Clinic;
Specialty Orthopedics of Central Florida; Polk Cardiology Associates
Lake Wales Hospital Investment Corporation (FL)
Fannin Regional Hospital, Inc. (GA)
d/b/a: Fannin Regional Hospital; Fannin Regional M.O.B; Medical Specialties of Ellijay
Fannin Regional Orthopaedic Center, Inc. (GA)
Hidden Valley Medical Center, Inc. (GA)
d/b/a: Ocoee Medical Clinic; Hidden Valley Medical Clinic — Blue Ridge;
Hidden Valley Medical Clinic — Ellijay; Tri-County Women’s Health; Blue Ridge Primary Care
Granite City Hospital Corporation (IL)

Granite City Illinois Hospital Company, LLC (IL)
d/b/a: Gateway Regional Medical Center; Gateway Regional
Medical Center Hospice; Gateway Regional Medical Center Occupational
Health; Gateway Regional Medical Center Outpatient Pharmacy; Gateway
Pharmacy; Gateway Regional Medical Center Home Health Agency;

Edwardsville Ambulatory Surgery Center, L.L.C. (IL)(4)
Gateway Malpractice Assistance Fund, Inc. (IL non-profit)
Granite City Orthopedic Physicians Company, LLC (IL)
d/b/a: Illinois SW Orthopedics
Granite City Clinic Corp. (IL)
d/b/a: Gateway Vascular and Surgical Associates; Gateway Urological Associates;
Women’s Wellcare of Southwestern Illinois; Gateway Internal Medicine; Family
Medicine Associates of Illinois; Gateway Surgical and Vein Care
Granite City Physicians Corp. (IL)
d/b/a Heartland Healthcare
Anna Hospital Corporation (IL)
Red Bud Hospital Corporation (IL)

Red Bud Illinois Hospital Company, LLC (IL)
d/b/a: Red Bud Regional Hospital, Red Bud Nursing Home; Red
Bud Regional Hospital Home Care Services
Red Bud Clinic Corp. (IL)
d/b/a: Red Bud Surgical Specialists; Red Bud Regional
Family Health; Red Bud Regional Internal Medicine & Pediatrics; Red Bud Anesthesia
Group; Red Bud Internal Medicine and Geriatrics
Memorial Management, Inc. (IL)
d/b/a: Heartland Community Health Center; Heartland Cardiovascular Surgeons;
Internal Medicine of Southern Illinois; Heartland Cardiology Specialists; Delaney
Clinic; Heartland Urology

Southern Illinois Medical Care Associates, LLC (IL)
Galesburg Hospital Corporation (IL)
d/b/a: Galesburg Cottage Hospital; Galesburg Cottage
Hospital Skilled Nursing Unit; Galesburg Emergency Physicians Associates; Galesburg

Nurse Anesthetists Associates

In-Home Medical Equipment Supplies and Services, Inc. (IL)

Cottage Home Options, L.L.C. (IL) (12)

Cottage Rehabilitation and Sports Medicine, L.L.C. (IL) (13)

Western Illinois Kidney Center, L.L.C. (IL) (14)

Knox Clinic Corp. (IL)
d/b/a: Galesburg Internal Medicine; Pediatric Associates of
Galesburg; Knoxville Clinic; Galesburg Children’s Clinic; Galesburg Medical Arts
Clinic; Galesburg Family Practice Clinic
Waukegan Hospital Corporation (IL)

Waukegan Illinois Hospital Company, LLC (IL)

Hospital of Fulton, Inc. (KY)
d/b/a: Parkway Regional Hospital, Clinton-Hickman County Medical Center; Hillview
Medical Clinic; Parkway Regional Home Health Agency; Hickman-Fulton County Medical Clinic
Parkway Regional Medical Clinic, Inc. (KY)
d/b/a: Women’s Wellness Center; Doctors Clinic of Family Medicine; South Fulton Family Clinic
Hospital of Louisa, Inc. (KY)
d/b/a: Three Rivers Medical Center; Three Rivers Home Care
Three Rivers Medical Clinics, Inc. (KY)
d/b/a: Big Sandy Family Care
Jackson Hospital Corporation (KY)
d/b/a: Middle Kentucky River Medical Center; Kentucky River Medical Center
Jackson Physician Corp. (KY)
d/b/a: Wolfe County Clinic; Beatyville Medical Clinic; Booneville Medical Clinic;
Community Medical Clinic; Jackson Pediatrics Clinic; Jackson Women’s Care Clinic;
Jackson Urology

Community GP Corp. (DE)

Community LP Corp. (DE)

River West, L.P. (DE) — 99.5% LP (Community GP Corp. — .5% GP)
d/b/a: River West Medical Center; River West Home Care
Chesterfield/Marlboro, L.P. (DE) — 99.5% LP (Community GP Corp. — .5% GP)
d/b/a: Marlboro Park Hospital; Chesterfield General Hospital
Cleveland Regional Medical Center, L.P. (DE) — 99.5% LP (Community GP Corp. — .5% GP)
d/b/a: Cleveland Regional Medical Center; Cleveland Regional Medical
Center Home Health Agency

Timberland Medical Group (TX CNHO)
Northeast Medical Center, L.P. (DE) — 99.5% LP (Community GP Corp. — .5% GP)
River West Clinic Corp. (LA)
Olive Branch Hospital, Inc. (MS)
Olive Branch Clinic Corp. (MS)
Community Health Care Partners, Inc. (MS)
d/b/a: Community Choice Network (in Tennessee)
Washington Hospital Corporation (MS)

King’s Daughters Malpractice Assistance Fund, Inc. (MS non-profit)
Washington Clinic Corp. (MS)
Washington Physician Corp. (MS)
Kirksville Hospital Corporation (MO)

Kirksville Missouri Hospital Company, LLC (MO)(5)
d/b/a Northeast Regional Medical Center; Northeast Home Health

Services; Northeast Regional Health and Fitness Center; Northeast
Regional Health System; Family Health Center of Edina; A.T. Still
Rehabilitation Center

New Concepts Open MRI, LLC (MO)(6)
Kirksville Clinic Corp. (MO)
d/b/a: Northeast Regional Specialty Group
Moberly Hospital, Inc. (MO)
d/b/a: Moberly Regional Medical Center; Downtown Athletic Club
Moberly Medical Clinics, Inc. (MO)
d/b/a: Tri-County Medical Clinic; Shelbina Medical Clinic; Regional Medical
Clinic; MRMC Clinic
Moberly Physicians Corp. (MO)
Salem Hospital Corporation (NJ)
d/b/a: Memorial Hospital of Salem County; South Jersey Physical Therapy and Back
Rehabilitation Center; Beckett Diagnostic Center; Memorial Home Health; Hospice of
Salem County; The Memorial Hospital of Salem County; South Jersey Physical Therapy
of the Memorial Hospital of Salem County

The Surgery Center of Salem County, L.L.C. (NJ)(7)
Memorial Hospital of Salem Malpractice Assistance Fund, Inc. (NJ non-profit)
Salem Medical Professionals, P.C. (NJ — Salem physician-owned captive PC)
Salem Clinic Corp. (NJ)
d/b/a: Children’s Healthcare Center; South Jersey Family Care Center; Salem County
Surgical Associates
Deming Hospital Corporation (NM)
d/b/a: Mimbres Memorial Hospital and Nursing Home; Deming Rural Health Clinic;
Mimbres Home Health and Hospice
Deming Clinic Corporation (NM)
Roswell Hospital Corporation (NM)
d/b/a: Eastern New Mexico Medical Center; Eastern New Mexico Transitional Care
Unit; Sunrise Mental Health Services; Eastern New Mexico Family Practice Residency
Program; Eastern New Mexico Family Practice Residency Center; Valley Health Clinic
of Eastern New Mexico Medical Center
Roswell Clinic Corp. (NM)
d/b/a: Ruidoso Family Care Center
Roswell Community Hospital Investment Corporation (DE)
San Miguel Hospital Corporation (NM)
d/b/a: Alta Vista Regional Hospital
San Miguel Clinic Corp. (NM)
d/b/a: Alta Vista Surgical Specialists; Alta Vista Hospitalist Group; Alta Vista
Urological Specialists; Rio Vista OB/Gyn
Williamston Clinic Corp. (NC)
d/b/a: Northeastern Primary Care Group; University Family Medicine Center; Roanoke
Women’s Healthcare; Coastal Pulmonary Clinic of Williamston
Williamston Hospital Corporation (NC)
d/b/a: Martin General Hospital; Northern Primary Care Group; University Family
Medicine Center; Roanoke Women’s Healthcare; Martin General Health System
Plymouth Hospital Corporation (NC)
HEH Corporation (OH)

d/b/a: HEH Nashville Corporation; CH Aviation
Kay County Hospital Corporation (OK)

Kay County Oklahoma Hospital Company, LLC (OK)
Kay County Clinic Company, LLC (OK)
CHS Berwick Hospital Corporation (PA)

d/b/a: Berwick Hospital Center; Berwick Recovery System; Berwick Hospital Center
Home Health Care; Berwick Retirement Village Nursing Home; Berwick Home Health
Hospice Care; Berwick Family Medicine and Obstetrics; Five Mountain Family
Practice; Berwick Hospital CRNA Group

Berwick Medical Professionals, P.C. (PA — Pottstown physician-owned captive PC)

d/b/a: Internal Medicine and Family Practice Associates; Neurology Specialties
Berwick Clinic Corp. (PA)
Berwick Home Health Private Care, Inc. (PA)
Clinton Hospital Corporation (PA)
d/b/a: Lock Haven Hospital — Extended Care Unit; Lock Haven Hospital

Lock Haven Medical Professionals, P.C. (PA — Pottstown physician-owned captive PC)
d/b/a: Haven Orthopedic and Sports Medicine; Community Medical Care Associates
Coatesville Hospital Corporation (PA)
d/b/a: Brandywine Hospital; Brandywine Health System, Brandywine School of
Nursing; Brandywine Hospitals; Women’s Health-New Garden; Brandywine Hospital Home
Health; Brandywine Hospital Hospice; Surgical Associates of Chester County;
Brandywine OB/Gyn Associates; Brandywine Valley Orthopedics; Brandywine Hospital
Cardiothoracic Surgery; Oaklands Family Medicine

BH Trans Corporation (PA)

d/b/a Medic 93; Sky Flightcare
Brandywine Hospital Malpractice Assistance Fund, Inc. (PA non-profit)
Arusha LLC (PA)(17)
d/b/a: The Surgery Center of Chester County
Diagnostic Imaging Management of Brandywine Valley, LLC (PA)(22)

Diagnostic Imaging of Brandywine Valley, LP (PA)(23)
Northampton Hospital Corporation (PA)
d/b/a: Easton Hospital; Easton Hospital Home Health Services; Outlook House; Easton
Area Family Medicine Associates; Bethlehem Area Pediatric Associates; Nazareth Area
Family Medicine Associates; Easton Area Obstetrics & Gynecology Associates; George
M. Joseph, MD & Associates; Easton Hospital Hospice; Brighton Obstetrics &
Gynecology; Cardiothoracic Surgeons of Easton; The Imaging Center at Easton; Monroe
County Women’s Health Center

Easton Hospital Malpractice Assistance Fund, Inc. (PA non-profit)

Northampton Physician Services Corp. (PA)

West Grove Hospital Corporation (PA)
d/b/a: Jennersville Regional Hospital; Jennersville Regional Home Health Services;
Jennersville Regional Hospital Hospice Program; HealthTech; Jennersville
Pediatrics; Jennersville Surgical Associates; Jennersville OB Associates;
Jennersville Orthopaedics & Sports Medicine; Home Health of Brandywine; Hospice of Brandywine

Southern Chester County Medical Building I (32.957%)
Southern Chester County Medical Building II (41.1766%)
Jennersville Regional Hospital Malpractice Assistance Fund, Inc. (PA non-profit)
Pottstown Hospital Corporation (PA)
Sunbury Hospital Corporation (PA)
d/b/a: Sunbury Community Hospital; Sunbury Community Hospital
Skilled Nursing Facility; Sunbury Community Hospital Behavioral Health
Lancaster Hospital Corporation (DE)
d/b/a: Springs Memorial Hospital; Lancaster Recovery Center; Rock Hill
Rehabilitation; Lancaster Rehabilitation; Springs Business Health Services; Hospice
of Lancaster; Springs Wound Treatment Center; Kershaw Family Medicine Center; Home
Care of Lancaster

Carolina Surgery Center, LLC (SC)
Lancaster Imaging Center, LLC (SC)(10)

Lancaster Clinic Corp. (SC)
d/b/a: Lancaster Pediatrics; Springs Healthcare; Lancaster Urgent Care Clinic
Chesterfield Clinic Corp. (SC)
d/b/a: Palmetto Pediatrics; Cheraw Medical Associates, and Reynolds Family
Medicine; Chesterfield Family Medicine; Women’s Health Specialists; Palmetto
Orthopedics Practice Marlboro Clinic Corp. (SC)
d/b/a: Pee Dee Clinics and Cardiology Associates; Marlboro Pediatrics and
Allergy; Carolinas Surgical Associates; Women’s Healthcare Specialists; Palmetto
Orthopedics Practice
Polk Medical Services, Inc. (TN)
East Tennessee Health Systems, Inc. (TN)
Sparta Hospital Corporation (TN)
d/b/a: White County Community Hospital
White County Physician Services, Inc. (TN)
d/b/a: Doyle Medical Clinic; White County Medical Associates; White County Women’s
Healthcare; White County Pediatrics and Internal Medicine; American Ear, Nose &
Throat; Center for Digestive Healthcare; Center for Urologic Care; Pulmonology
Associates of White County
Lakeway Hospital Corporation (TN)(8)

Hospital of Morristown, Inc. (TN)
d/b/a: Lakeway Regional Hospital; Morristown Professional Building;
Lakeway Regional Women’s Imaging Center
Morristown Surgery Center, LLC (TN)
Morristown Clinic Corp. (TN)

East Tennessee Clinic Corp. (TN)
Morristown Professional Centers, Inc. (TN)
Senior Circle Association (TN non-profit)

Jackson Hospital Corporation (TN)

Jackson, Tennessee Hospital Company, LLC (TN)
d/b/a: Regional Hospital of Jackson; Cardiovascular Surgery Center of West Tennessee

McKenzie Hospital Corporation (TN)
d/b/a: McKenzie Regional Hospital; Ambulance Service of McKenzie

Lexington Hospital Corporation (TN)

d/b/a: Henderson County Community Hospital; Ambulance Service of Lexington

Brownsville Hospital Corporation (TN)
d/b/a: Haywood Park Community Hospital

Dyersburg Hospital Corporation (TN)
d/b/a: Dyersburg Regional Medical Center; Regional Home Care, Dyersburg; Regional
Home Care, Jackson; Regional Home Care, Lexington; Regional Home Care, Martin;
Regional Home Care, McKenzie; Regional Home Care, Selmer; Regional Home Care,
Brownsville; Ambulance Service of Dyersburg

Martin Hospital Corporation (TN)
d/b/a: Volunteer Community Hospital

McNairy Hospital Corporation (TN)

d/b/a: McNairy Regional Hospital; Ambulance Service of McNairy

Madison Clinic Corp. (TN)
d/b/a: Jackson Pediatric Center; Jackson Regional Surgery Center; Midsouth Surgical
and Bariatrics; Regional Hospital Occ-Med Clinic; Regional Family Medicine

McKenzie Clinic Corp. (TN)
d/b/a: Family Medicine Clinic; West Carroll Medical Clinic

Lexington Clinic Corp. (TN)
d/b/a: Lexington Family Care Clinic; Lexington Internal Medicine

Brownsville Clinic Corp. (TN)
d/b/a: Brownsville Women’s Center; Brownsville Surgery Clinic

Dyersburg Clinic Corp. (TN)
d/b/a Dyersburg Internal Medicine Clinic; Dyersburg Surgical Associates; Dyersburg
Regional Women’s Center; Ridgely Medical Clinic; Dyersburg Diabetes Clinic;
Dyersburg Urology Clinic; Lauderdale Medical Clinic

Martin Clinic Corp. (TN)

d/b/a: Rural Health Associates of NW TN; Martin Pediatric Clinic;
Martin Specialty Clinics; Union City Specialty Clinic; Sharon Family Practice

Riverside MSO, LLC (TN)(11)

McNairy Clinic Corp. (TN)

Ambulance Services of McNairy, Inc. (TN)
d/b/a: McNairy Regional EMS

Ambulance Services of McKenzie, Inc. (TN)
d/b/a: McKenzie Regional EMS

Ambulance Services of Lexington, Inc. (TN)
d/b/a: Henderson County EMS

Ambulance Services of Dyersburg, Inc. (TN)
d/b/a: Dyersburg Regional EMS

Shelbyville Hospital Corporation (TN)
d/b/a: Bedford County Medical Center; Bedford County Medical Center
Home Health; Wartrace Family Practice Clinic

Shelbyville Clinic Corp. (TN)
d/b/a: Surgical Specialty Services
Highland Health Systems, Inc. (TX)

Lubbock, Texas — Highland Medical Center, L.P. (TX) — 99.9%
(Community LP Corp. — .10%)
d/b/a Highland Medical Center

HMC Medical Group (TX CNHO)
Highland Health Care Clinic, Inc. (TX)
Big Spring Hospital Corporation (TX)
d/b/a: Scenic Mountain Medical Center; Scenic Mountain Home Health; Scenic Mountain
Medical Center Skilled Nursing Facility; Scenic Mountain Medical Center Psychiatric Unit

Scenic Managed Services, Inc. (TX)
d/b/a: Scenic Mountain MSO

SMMC Medical Group (TX CNHO)

Granbury Hospital Corporation (TX)
d/b/a: Lake Granbury Medical Center; Lake Granbury Medical Center Home Health

Hood Medical Group, Inc. (TX CNHO)
d/b/a: Brazos Medical and Surgical Clinic
Granbury Texas Hospital Investment Corporation (DE)
Hood Medical Services, Inc. (TX)
Big Bend Hospital Corporation (TX)
d/b/a: Big Bend Regional Medical Center; Big Bend Regional Medical Center Home
Health Agency; Alpine Rural Health Clinic; Presidio Rural Health Clinic;
Marfa Rural Health Clinic
Cleveland Clinic Corp. (TX)
d/b/a: New Caney Clinic
Jourdanton Hospital Corporation (TX)
d/b/a South Texas Regional Medical Center

Tooele Hospital Corporation (UT)
d/b/a: Mountain West Medical Center; Mountain West Home Health Agency; Mountain
West Ambulance Service; Mountain West Medical Center Physical Therapy and Wellness
Center; Mountain West Private Care Agency
Tooele Clinic Corp. (UT)

d/b/a: Mountain West Surgical Service Associates;
Mountain West Internal Medicine and Women’s Health; Mountain West OB/GYN Clinic;
Oquirrh Surgical Services; Deseret Peak Women’s Center
Russell County Medical Center, Inc. (VA)
d/b/a: Riverside Community Medical Center; Hansonville Medical Clinic

Russell County Clinic Corp. (VA)
d/b/a: Community Medical Care; Appalachian Urology Center; Generations
Healthcare for Women; Lebanon Orthopedics; Lebanon Pediatrics;
Appalachian Psychiatric Associates
Emporia Hospital Corporation (VA)
d/b/a: Southern Virginia Regional Medical Center; South Central Virginia Pain
Center; Southern Virginia Regional Medical Center Home Health Agency
Emporia Clinic Corp. (VA)
d/b/a: Gasburg Family Health Care; Primary Care of Brunswick County; South Central
Virginia Pain Management; Emporia Surgical Clinic; Southern Virginia Medical Group;
Southern Virginia Surgical Associates; Southern Virginia ENT and Cosmetics;
Southern Virginia Internal Medicine & Nephrology; Southern Virginia Cardiology Center
Franklin Hospital Corporation (VA)
d/b/a: Southampton Memorial Hospital; New Outlook; Southampton Memorial Hospice;
Southampton Memorial Home Health Agency; Southampton Memorial Hospital SNF;
Southampton Memorial Hospital East Pavilion Nursing Facility; Southampton Primary
Care; Southampton Surgical Group; Boykins Family Practice
Franklin Clinic Corp. (VA)

d/b/a Southampton Medical Group; Courtland Medical
Center; Holland Family Practice; Southeastern Virginia Orthopaedic and Sports
Medicine Center
Logan Hospital Corporation (WV)

Logan, West Virginia Hospital Company, LLC (WV)

Oak Hill Hospital Corporation (WV)
d/b/a Plateau Medical Center

Oak Hill Clinic Corp. (WV)
d/b/a Plateau Surgical Associates; Plateau Cardio-Pulmonary Associates

Evanston Clinic Corp. (WY)

d/b/a Wyoming Internal Medicine; Alpine Urology
Evanston Hospital Corporation (WY)

d/b/a: Evanston Regional Hospital; Evanston Regional Hospital Home Care; Evanston
Dialysis Center; Uinta Family Practice; Bridger Valley Family Practice; Evanston
Regional Hospice; Bridger Valley Physical Therapy

Hallmark Healthcare Corporation (DE)

National Healthcare of Mt. Vernon, Inc. (DE)
d/b/a: Crossroads Community Hospital; Crossroads Community Home Health Agency; Crossroads Healthcare Center

Crossroads Community Hospital Malpractice Assistance Fund, Inc. (IL non-profit)

Hallmark Holdings Corp. (NY)

INACTCO, Inc. (DE)
National Healthcare of Hartselle, Inc. (DE)
d/b/a: Hartselle Medical Center
National Healthcare of Decatur, Inc. (DE)
d/b/a: Parkway Medical Center
Parkway Medical Clinic, Inc. (AL)
Cullman Hospital Corporation (AL)(9)

National Healthcare of Cullman, Inc. (DE)
d/b/a: Woodland Medical Center
Cullman Surgery Venture Corp. (DE)(26)

Healthsouth/Woodlands Surgery Center of
Cullman, LLC (AL)
Cullman County Medical Clinic, Inc. (AL)
National Healthcare of England Arkansas, Inc. (AR)
National Healthcare of Newport, Inc. (DE)
d/b/a: Harris Hospital; Harris Hospital Home Health Agency;
Nightingale Home Health Agency; Harris Anesthesia Associates

Harris Managed Services, Inc. (AR)
National Healthcare of Holmes County, Inc. (FL)
Health Care of Forsyth County, Inc. (GA)
Crossroads Physician Corp. (IL)
d/b/a: Crossroads Internal Medicine; Crossroads Urology;
Crossroads Surgical Associates; Crossroads Family Associates;
Crossroads Family Medicine of Nashville; Crossroads Family Medicine
of Mt. Vernon; Crossroads Family Medicine of Salem; Crossroads
Family Medicine of Wayne City; Crossroads Family Medicine of
Benton; Crossroads Family Medicine of Okawville
National Healthcare of Leesville, Inc. (DE)
d/b/a: Byrd Regional Hospital

Leesville Diagnostic Center, L.P. (DE)(16)
Byrd Medical Clinic, Inc. (LA)
d/b/a: Byrd Regional Health Centers
Cleveland Hospital Corporation (TN)

National Healthcare of Cleveland, Inc. (DE)
d/b/a: Cleveland Community Hospital
Peerless Healthcare, LLC (TN)(24)
Family Home Care, Inc. (TN)
Cleveland PHO, Inc. (TN)

Cleveland Medical Clinic, Inc. (TN)
d/b/a: Physicians Plus; Westside Family Physicians; Cleveland
Medical Group; Westside Internal Medicine; Westside Neurology
Services; HealthWorks Ocoee Hospital Corporation (TN)
d/b/a: Bradley Memorial Hospital; Bradley Memorial
Hospital Home Health; Bradley Memorial Hospital Hospice; Bradley
County Hospitalists
NHCI of Hillsboro, Inc. (TX)
d/b/a: Hill Regional Hospital; Hill Regional Medical Clinic of Whitney
Hill Regional Clinic Corp. (TX)

Subsidiaries not included on this list, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary, as such term is defined by Rule 1-02(w) of Regulation S-X.

1 Bullhead City Imaging Corporation owns 51%

2 CHS Holdings Corp. owns 94.23%

3 North Okaloosa Surgery Venture Corp. holds a 69% General Partner interest

4 Granite City Illinois Hospital Company, LLC owns 70.15%

5 Kirksville Hospital Corporation holds 82.49%

6 Kirksville Missouri Hospital Company, LLC holds 60%

7 Salem Hospital Corporation holds 80%

8 CHS Holdings Corp. owns 99.15%

9 Hallmark Holdings Corp. owns 80.81%

10 Lancaster Hospital Corporation owns 51%

11 Martin Clinic Corp. owns 26.93%

12 In-Home Medical Equipment Supplies and Services, Inc. owns 40%

13 In-Home Medical Equipment Supplies and Services, Inc. owns 50%

14 Galesburg Hospital Corporation owns 50%

15 Bullhead City Imaging Corporation owns 51%

16 National Healthcare of Leesville, Inc. holds a 51% General Partner interest

17 Coatesville Hospital Corporation owns 65%

18 CHHS Holdings, LLC owns 85%

19 CHS Holdings Corp. owns 98.04%

20 Petersburg Hospital Company, LLC holds 51%

21 Crestview Hospital Corporation holds 66.402%

22 Coatesville Hospital Corporation holds 50%

23	Diagnostic Imaging of Brandywine Valley, LLC holds a 1% General Partner Interest and Coatesville Hospital Corporation holds a 49.5% Limited Partner Interest

24 Cleveland Hospital Corporation will ultimately hold 33%

25 CHS/Community Health Systems, Inc. holds a 6.77% Limited Partner Interest

26 Cullman Surgery Venture Corp. holds 25%